Exhibit 10.3

SECURITIES EXCHANGE AGREEMENT

This Agreement made effective as of the 2nd day of June 2016 (the “Agreement”).

BETWEEN:

[Name of Investor]  having an address at [address of Investor]

(hereinafter called "HOLDER")

-and-

Validian Corporation, a corporation under the laws of the State of Nevada; (hereinafter called the "Company")

Whereas: HOLDER owns a number of 10% Senior Secured Convertible Notes (the "Notes")  with a total principal of [Insert Amount] U.S. dollars and ($________ U.S.) plus accrued interest (the " Debt"), as listed in Schedule A to this Agreement.

And Whereas: HOLDER wants to exchange  the Notes and the Debt for Series B Convertible Preferred Shares of the Company, the terms of which are contained in the Series B Convertible Preferred Shares certificate ("the "Certificate") as attached in Schedule B to this Agreement;

Now Therefore in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

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Recitals  The recitals are incorporated into and form a part of this agreement.

2

Exchange HOLDER hereby assigns, transfers and conveys all of his right, title and interest in all of the Notes and Debt to the Company which are hereby redeemed in full by the Company in exchange for the Company issuing [# of] Series B Convertible Preferred Shares (the "Shares") with a Stated Value, as defined in the Certificate, of [Insert Amount] U.S. dollars ($__________ U.S.).

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Representations of Holder.  HOLDER hereby represents and warrants to the Company that:

(a)

The Agreement, upon execution by HOLDER, will be the legal, valid and binding obligation of HOLDER, enforceable in accordance with its terms, except that such enforcement (i) may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally and (ii) is subject to the availability of equitable remedies, as determined in the discretion of the court before which such a proceeding may be brought.

(b)

HOLDER owns all of the Notes and Debt free and clear of all encumbrances;

(c)

HOLDER has not conveyed, transferred or assigned any portion of the Notes or Debt to any third party, and has the full right, power and authority to enter into this Agreement and to transfer the Notes and Debt to Company.

(d)

All Notes and Debt are being conveyed free and clear of all liens and encumbrances.

(e)

With regard to its receipt of the Shares pursuant to Section 2, HOLDER hereby makes the following representations and warranties and understands that the Company and the counsel for the Company will be relying on these representations:

(i) HOLDER is acquiring the Shares for its own account, not as nominee or agent, solely for investment purposes and not with a view to resale or distribution thereof.

(ii) HOLDER understands that the Shares are “restricted securities” under the federal and state securities laws and they may not be sold or transferred in the absence of an effective Registration Statement under the Securities Exchange Act of 1933 or without an opinion of counsel satisfactory to the Company that such Registration is not required.

(iii) HOLDER is an “accredited investor” (as defined under Rule 501(a) of Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act).

(iv) HOLDER has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of purchasing the Shares and is able to bear the economic risk of such investment, including a complete loss.

(v) HOLDER understands that Certificates for the Shares shall bear the following legends or legends substantially similar thereto:

“These securities have not been registered under the Securities Act of 1933. They may not be sold or transferred in the absence of an effective Registration Statement under that Act without an opinion of counsel satisfactory to the Company that such Registration is not required.”

(vi) HOLDER has had an opportunity to receive documents related to the Company and to ask questions, and receive answers from, the Company regarding the Company and its business and other matters pertaining to an investment in the Shares.

Representations of the Company.  The Company represents and warrants to HOLDER that:

(a)

Validian Corporation is a validly incorporated corporation in good standing in the State of Nevada;

(b)

The execution and delivery by the Company of the Agreement to be executed and delivered by it, and the consummation of the transactions described herein by the Company have been duly authorized by all requisite action on the part of the Company. The Agreement, upon such execution, will be the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except that such enforcement (i) may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally and (ii) is subject to the availability of equitable remedies, as determined in the discretion of the court before which such a proceeding may be brought.

(c)

The Series B Convertible Preferred Shares are fully authorized and, upon the Company’s receipt of the Notes and Debt in exchange for such Shares in accordance with the terms of this Agreement, will be  validly issued and fully paid.

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Security Agreement Release.  Upon consummation of the exchange contemplated by this Agreement, HOLDER releases the Company from all obligations under the security agreements listed in Schedule A related to the Notes and the Debt, such security agreements being null, void and of no further effect, and HOLDER agrees to execute such documents and take such actions as the Company may reasonably request to remove the security interests in such security agreements.  Upon consummation of the exchange contemplated by this Agreement, HOLDER also hereby authorizes the Company or its designee to terminate any Uniform Commercial Code financing statements naming HOLDER or its designee as secured party.

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Further Assurances.  Each of the parties agrees to execute and deliver such additional documents and assurances and take such further action as the other party may reasonably request to give effect to the terms and intention of this Agreement.

7

Governing Laws.  This Agreement shall be construed, and the rights of the parties determined, in accordance with the laws of the State of Nevada without regard to conflict of law or choice of law rules.

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Counterparts.  This Agreement may be executed in multiple counterpart copies, by original, electronic or facsimile signature, each of which shall be considered an original and all of which constitute one and the same instrument binding on all the parties, notwithstanding that all parties are not signatures to the same counterpart.

Prior Agreements.  This Agreement supersedes and replaces any prior agreements between the parties concerning the subject matter hereof.

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Severability.  If any part of this Agreement is found invalid or unenforceable, the Agreement will be enforced to the maximum extent permitted by law, and all other portions of this Agreement will remain in full force and effect.

Notices.  Any notice required by the provisions of this Agreement will be in writing and will be deemed effectively given:  (i) upon personal delivery to the Party to be notified; (ii) when sent by confirmed telex or facsimile if sent prior to 5:00 p.m. New York time on a Business Day (Monday through Friday of each week, unless such day is a legal holiday recognized as such by the State of New York); if not, then on the next Business Day; or (iii) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt, and delivered as follows:

If to HOLDER:

If to HOLDER:

Name of HOLDER

Address of HOLDER

Facsimile Number of HOLDER

e-mail address of HOLDER

If to the Company:

Name of Company

Address of Company

Facsimile Number of Company

e-mail address of Company

or, as to each Party, at such other address as shall be designated by such Party in a written notice to the other Party. The notifying Party also shall email a copy of any notice to the other Party at the email addresses provided in or pursuant to this section.

In Witness Hereof the parties have executed this agreement effective the 2nd day of June, 2016.

Name of HOLDER

Name of Company

______________________

___________________

By: Authorized Signatory

Per: Authorized Signatory

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Schedule A

List of 10% Secured Senior Convertible Notes

Schedule B

Series A Preferred Shares Certificate of Designation

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